VOYA SEPARATE PORTFOLIOS TRUST

Voya Emerging Markets Hard Currency Debt Fund

(the "Fund")

Supplement dated November 18, 2022

to the Fund's Class A, Class I, Class P, Class T, and Class W Shares'

Summary Prospectus, Prospectus,

and related Statement of Additional Information, each dated July 31, 2022

On November 17, 2022, the Board of Trustees of Voya Separate Portfolios Trust approved a proposal to liquidate the Fund on or about February 27, 2023 (the "Liquidation Date"). The Fund's Class A, Class I, Class T, and Class W shares are closed to new investment, effective immediately. Any contingent deferred sales charge that would be applicable on a redemption of the Fund's shares shall be waived from November 18, 2022 to the Liquidation Date. Leading up to the liquidation, as the Fund begins to transition its portfolio in anticipation of making its liquidating distributions, the Fund may deviate from its investment objectives and policies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE